SUB-ITEM 77 (Q1)(A):  EXHIBITS

FEDERATED STOCK AND BOND FUND
Amendment No. 3
to the
DECLARATION OF TRUST
dated May 16, 2008


This Declaration of Trust is
amended as follows:

A.	Strike Section 1 of
Article I from the Declaration
of Trust and substitute in its
place the following:

"Section 1.  Name.  This Trust
shall be known as Federated
Asset
Allocation Fund, and the
Trustees may
conduct the business of the
Trust
under that name or any other
name
as they may determine from
time to time".

B.	Strike the first
paragraph
of Section 5 of Article III
from the Declaration of Trust
and substitute in its
place the following:

"Section 5.  Establishment and
Designation of Series or Class.
Without limiting the authority
of the Trustees set
forth in Article XII, Section
8, inter alia, to establish
and designate any additional
Series or Class or to modify
the rights and preferences of
any existing Series or Class,
the Series and Classes of the
Trust are established and
designated as:

Federated Asset Allocation Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares"

C.	Strike Section 9 of
Article XII from the Declaration
of Trust and substitute in its
place the following:

"Section 9.  Use of Name.  The
Trust acknowledges that "Federated
Investors, Inc." has reserved the
right to
grant the non-exclusive use of the
name "Federated Asset Allocation
Fund" or any derivative thereof to any
other investment company,
investment company portfolio,
investment adviser, distributor,
or other business
enterprise, and to withdraw from
the Trust or one or more Series
or Classes any right to the use of
the name
"Federated Asset Allocation Fund"."


	The undersigned hereby
certify that the above-stated
Amendment is a true and correct
Amendment to
the Declaration of Trust, as
adopted by the Board of Trustees
at a meeting on the 9th day of
November, 2010, to
become effective on January 31,
2011.

	WITNESS the due execution
hereof this 9th day of November, 2010.

/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James. F. Will



SUB-ITEM 77Q1(g):  Exhibits
ANNEX A-2 - FORM OF AGREEMENT
AND PLAN OF REORGANIZATION,
NON-MONEY MARKET FUNDS
     THIS AGREEMENT AND PLAN
OF REORGANIZATION (the "Agreement")
is made as of this [14th] day of
[July], 2011, by
and between Federated Asset
 Allocation Fund, a Massachusetts
 business trust, with its principal
 place of business at 5800 Corporate
Drive, Pittsburgh, Pennsylvania,
15237 (the "Federated Trust"),
with respect to its Federated Asset
 Allocation Fund (the "Acquiring
Fund"), a series of the Federated
Trust, and EquiTrust Series Fund,
 Inc., a Maryland Corporation, with
its principal place of business
at 5400 University Avenue, West
Des Moines, Iowa 50266 (the
"EquiTrust Fund"), with respect
to its Managed Portfolio, a
Series of
the EquiTrust Fund (the "Acquired
Fund" and, collectively with the
Acquiring Fund, the "Funds").
     This Agreement is intended to
be, and is adopted as, a plan of
reorganization within the meaning
of Section 368 of the United
States Internal Revenue Code of
1986, as amended (the "Code") and
the Treasury Regulations
promulgated thereunder. The
reorganization will consist of:
(i) the transfer of substantially
 all of the assets of the Acquired
 Fund to the Acquiring Fund in
exchange
solely for Class A and
Institutional Shares, no par
 value per share, of the
Acquiring Fund ("Acquiring
Fund Shares"); (ii) the
distribution of Class A Shares
of the Acquiring Fund to the
holders of Class A and Class
B Shares of the Acquired Fund;
(iii) the
distribution of Institutional
Shares of the Acquiring Fund
to the holders of Class I
Shares of the Acquired Fund;
and (iv) the
liquidation of the Acquired
Fund as provided herein, all
upon the terms and
conditions set forth in this
Agreement (the
"Reorganization").
     WHEREAS, the Acquiring
Fund and the Acquired Fund
are separate series of the
Federated Trust and the
EquiTrust Fund,
respectively, and the
Federated Trust and the
EquiTrust Fund are open-end,
registered management investment
companies and the
Acquired Fund owns securities
that generally are assets of
the character in which the
Acquiring Fund is permitted
to invest;
     WHEREAS, the Acquiring
Fund and the Acquired Fund are
 authorized to issue their
shares of beneficial interests
 and common
stock, respectively;
     WHEREAS, the Trustees of
the Federated Trust have
determined that the Reorganization,
 with respect to the Acquiring
Fund, is
in the best interests of the
Acquiring Fund and that the
interests of the existing
 shareholders of the Acquiring
 Fund will not be diluted
as a result of the Reorganization;
     WHEREAS, the Directors of
the EquiTrust Fund have determined
that the Reorganization, with
respect to the Acquired Fund, is
in the best interests of the
Acquired Fund;
     NOW, THEREFORE, in
consideration of the premises
and of the covenants and
agreements hereinafter set
forth, the parties
hereto covenant and agree as
follows:
ARTICLE I
TRANSFER OF ASSETS OF THE
ACQUIRED FUND IN EXCHANGE FOR
 ACQUIRING FUND
SHARES AND LIQUIDATION OF THE
 ACQUIRED FUND
     1.1 THE EXCHANGE. Subject
 to the terms and conditions
contained herein and on the basis
of the representations and
warranties contained herein, the
Acquired Fund agrees to transfer
substantially all of its assets,
as set forth in paragraph 1.2, to the
Acquiring Fund. In exchange, the
Acquiring Fund agrees: (i) to
 deliver to the Acquired Fund the
 number of each class of full and
fractional Acquiring Fund Shares,
determined by (a) multiplying the
shares outstanding of each class of
 shares of the Acquired Fund
(the "Acquired Fund Shares") by (b)
the ratio computed by dividing (x)
the net asset value per share of
such class of Acquired Fund
Shares computed in the manner
and as of the time and date set
forth in paragraph 2.1 by (y) the
 net asset value per share of the
corresponding class of Acquiring
 Fund Shares computed in the
manner and as of the time and
date set forth in paragraph 2.2.
Holders
of Class A and Class B Shares of
the Acquired Fund will receive
 Class A Shares of the Acquiring
 Fund. Holders of the Class I Shares
of the Acquired Fund will receive
Institutional Shares of the
Acquiring Fund. Such transactions
shall take place at the closing on the
Closing Date provided for in
paragraph 3.1.
     1.2 ASSETS TO BE ACQUIRED.
The assets of the Acquired Fund
to be acquired by the Acquiring
Fund shall consist of all the
assets of the Acquired Fund,
including, without limitation,
cash, securities, commodities,
interests in futures and
dividends or interest
receivable, owned by the Acquired
Fund, other than any deferred or
prepaid expenses shown as an
asset on the books of the Acquired
Fund on the Closing Date. Such
assets not acquired by the
Acquiring Fund shall be excluded
from the calculation of net
 asset value
per share of each class of
the Acquired Fund Shares under
 this Agreement.
     The Acquired Fund has
 provided the Acquiring Fund
with its most recent audited
financial statements, which
contain a list of all
of the Acquired Fund's assets
as of the date of such
statements. The Acquired Fund
hereby represents that as of
the date of the
execution of this Agreement,
there have been no changes in
its financial position as
reflected in such financial
statements other than
those occurring in the ordinary
 course of business in
connection with the purchase
and sale of securities, the
issuance and redemption
of Acquired Fund Shares and the
payment of normal operating
expenses, dividends and capital
gains distributions.
     1.3 LIABILITIES TO BE
 DISCHARGED. The Acquired Fund
will discharge all of its
liabilities and obligations
 prior to the
Closing Date.
     1.4 LIQUIDATION AND
 DISTRIBUTION. On or as soon
after the Closing Date as is
conveniently practicable: (a) the
Acquired Fund will distribute
in complete liquidation of the
 Acquired Fund, pro rata to
its shareholders of record,
determined as of the
close of business on the Closing
Date (the "Acquired Fund
Shareholders"), all of the
Acquiring Fund Shares received
by the Acquired
Fund pursuant to paragraph 1.1;
and (b) the Acquired Fund will
thereupon proceed to dissolve and
terminate as set forth in
paragraph 1.8 below. Such
 distribution will be accomplished
by the transfer of Acquiring
Fund Shares credited to the
account of the
Acquired Fund on the books of
the Acquiring Fund to open
accounts on the share records
of the Acquiring Fund in the
 name of the
Acquired Fund Shareholders, and
representing the respective pro
rata number of Acquiring Fund
Shares due such shareholders. All
issued and outstanding Acquired
Fund Shares will simultaneously
be canceled on the books of the
Acquired Fund. The Acquiring
Fund shall not issue certificates
representing Acquiring Fund
Shares in connection with such
transfer. After the Closing
Date, the
Acquired Fund shall not conduct
any business except in
connection with its termination.
     1.5 OWNERSHIP OF SHARES.
 Ownership of Acquiring Fund
Shares will be shown on the
books of the Acquiring Fund's
transfer agent. Acquiring Fund
Shares will be issued
simultaneously to the Acquired
Fund, in an amount determined
 under paragraph
2.3, to be distributed to
Acquired Fund Shareholders.
     1.6 TRANSFER TAXES. Any
transfer taxes payable upon
the issuance of Acquiring Fund
 Shares in a name other than the
registered holder of the
Acquired Fund Shares on the
books of the Acquired Fund as
of that time shall, as a
condition of such issuance
and transfer, be paid by the
person to whom such Acquiring
Fund Shares are to be issued
and transferred.
     1.7 REPORTING RESPONSIBILITY.
 Any reporting responsibility
of the Acquired Fund is and
shall remain the responsibility
of the Acquired Fund.
     1.8 TERMINATION. The
Acquired Fund shall be
terminated promptly following
the Closing Date and the making
 of all
distributions pursuant to
paragraph 1.4.
     1.9 BOOKS AND RECORDS.
All books and records of the
Acquired Fund, including all
books and records required to be
maintained under the Investment
 Company Act of 1940
(the "1940 Act"), and the rules
and regulations thereunder,
shall be available
to the Acquiring Fund from and
after the Closing Date and shall
 be turned over to the Acquiring
Fund as soon as practicable following
the Closing Date.
     1.10 SALES CHARGES. Holders
of Class A, Class B or Class I
 Shares of the Acquired Fund as
of the Closing Date shall not be
subject to any front end or
contingent deferred sales load
of the Acquiring Fund on shares
received on the Closing Date.
ARTICLE II
VALUATION
     2.1 VALUATION OF ACQUIRED
 FUND SHARES. The net asset
value per share of each class
of Acquired Fund Shares shall
be the net asset value per share
 of such class of Acquired
Fund Shares (excluding any
assets excluded from the net
 asset value
calculation under paragraph
2.1) computed at the closing
of the Closing Date, using
the valuation procedures set
 forth in the Federated
Trust's Declaration of Trust
 and the Acquiring Fund's
then current prospectus and
statement of additional
information, or such other
valuation procedures as shall
be mutually agreed upon by the
parties.
     2.2 VALUATION OF ACQUIRING
 FUND SHARES. The net asset value
 per share of each class of
Acquiring Fund Shares
shall be the net asset value per
share of such class of Acquiring
Fund Shares computed at the
closing on the Closing Date,
using the
valuation procedures set forth
in the Federated Trust's
Declaration of Trust and the
Acquiring Fund's then current
prospectus and
statement of additional
information, or such other valuation
procedures as shall be mutually
agreed upon by the parties.
     2.3 SHARES TO BE ISSUED. The
number of each class of Acquiring
Fund Shares to be issued (including
 fractional shares, if
any) in exchange for the Acquired
Fund's assets, shall be determined
 by (a) multiplying the shares
 outstanding of each class of
Acquired Fund Shares by (b)
the ratio computed by (x)
dividing the net asset value per
 share of such class of Acquired
Fund Shares
determined in accordance with
 paragraph 2.1 by (y) the net
asset value per share of the
corresponding class of Acquiring
Fund Shares
determined in accordance with
paragraph 2.2.
     2.4 DETERMINATION OF VALUE.
All computations of value shall be
 made by State Street Bank and
Trust Company, on
behalf of the Acquiring Fund
and the Acquired Fund.
ARTICLE III
CLOSING AND CLOSING DATE
     3.1 CLOSING DATE. The
closing shall occur on or about
[July 15], 2011, or such other
date(s) as the parties may agree
 to in
writing (the "Closing Date"). All
acts taking place at the closing
shall be deemed to take place at
 4:00 p.m. Eastern Time on the
Closing Date unless otherwise
provided herein. The closing shall
be held at the offices of Federated
Services Company, 1001 Liberty
Avenue, Pittsburgh, Pennsylvania
15222-3779, or at such other time
and/or place as the parties may
agree.
     3.2 CUSTODIAN'S CERTIFICATE.
JP Morgan Chase Bank, N.A., as
custodian for the Acquired Fund
(the "Custodian"), shall
deliver at the Closing a
certificate of an authorized
officer stating that: (a) the
Acquired Fund's portfolio
securities, cash, and any other
assets have been delivered in
proper form to the Acquiring
Fund on the Closing Date; and
(b) all necessary taxes
including all
applicable federal and state
stock transfer stamps, if any,
 shall have been paid, or
provision for payment shall
have been made, in
conjunction with the delivery
 of portfolio securities by
the Acquired Fund.
     3.3 EFFECT OF SUSPENSION
IN TRADING. In the event that
 on the scheduled Closing Date,
 either: (a) the NYSE or another
primary exchange on which the
portfolio securities of the
Acquiring Fund or the Acquired
 Fund are purchased or sold,
shall be closed
to trading or trading on such
exchange shall be restricted;
 or (b) trading or the
reporting of trading on the
NYSE or elsewhere shall be
disrupted so that accurate
appraisal of the value of
the net assets of the
Acquiring Fund or the Acquired
Fund is impracticable, the
Closing Date shall be postponed
until the first Friday on which
the NYSE is open following the
business day on which trading
is fully
resumed and reporting is
restored, or such other
business day as the parties
hereto shall agree.
     3.4 TRANSFER AGENT'S
CERTIFICATE. EquiTrust Investment
 Management Services, Inc., as
transfer agent for the
Acquired Fund as of the Closing
 Date, shall deliver at the
Closing a certificate of an
 authorized officer stating
that its records contain
the names and addresses of
Acquired Fund Shareholders,
 and the number and percentage
ownership of outstanding shares
owned by
each such shareholder immediately
prior to the Closing. The
Acquiring Fund shall issue and
deliver, or cause EquiTrust Investment
Management Services, Inc., its
 transfer agent, to issue and
deliver, a confirmation evidencing
 Acquiring Fund Shares to be credited on
the Closing Date to the Secretary
 of the EquiTrust Fund or provide
 evidence satisfactory to the
 Acquired Fund that the Acquiring
Fund Shares have been credited
to the Acquired Fund's account
on the books of the Acquiring
Fund. At the Closing, each party
shall
deliver to the other such bills
of sale, checks, assignments,
share certificates, receipts
and other documents, if any,
as such other party
or its counsel may reasonably
request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     4.1 REPRESENTATIONS OF THE
ACQUIRED FUND. The EquiTrust Fund,
on behalf of the Acquired Fund,
represents and
warrants to the Federated Trust,
 on behalf of the Acquiring
Fund, as follows:



	a)
The Acquired Fund is a separate
series of the EquiTrust Fund, a
corporation duly organized,
validly existing, and in good
standing under the laws of the
State of Maryland. The EquiTrust
 Fund is registered as an open-end
 management investment
company under the 1940 Act, and
the EquiTrust Fund's registration
 with the Securities and Exchange
Commission (the
"Commission") as an investment
company under the 1940 Act is
in full force and effect.


	b)
The current prospectus and
statement of additional
information of the EquiTrust
 Fund conform in all material
respects to the
applicable requirements of the
Securities Act of 1933 (the
"1933 Act") and the 1940 Act,
and the rules and regulations
thereunder, and do not include
any untrue statement of a material
fact or omit to state any material
fact required to be stated or
necessary to make the statements
therein, in light of the circumstances
under which they were made, not
 misleading.


	c)
The Acquired Fund is not, and the
 execution, delivery, and
performance of this Agreement
(subject to shareholder approval)
will
not result, in violation of any
provision of the EquiTrust Fund's
Articles of Incorporation or By-Laws
 or of any material
agreement, indenture, instrument,
contract, lease, or other
undertaking to which the Acquired
Fund is a party or by which it is
bound.


	d)
The Acquired Fund has no material
contracts or other commitments
(other than this Agreement) that
will be terminated with
liability to it before the Closing
 Date, except for liabilities, if
any, to be discharged as provided
in paragraph 1.3 hereof.


	e)
Except as otherwise disclosed in
 writing to and accepted by the
Acquiring Fund, no litigation,
administrative proceeding, or
investigation of or before any
court or governmental body is
presently pending or to its
knowledge threatened against the
Acquired Fund or any of its
properties or assets, which,
if adversely determined, would
 materially and adversely affect its
financial condition, the
conduct of its business, or
the ability of the Acquired Fund
to carry out the transactions
contemplated by
this Agreement. The Acquired Fund
knows of no facts that might form
 the basis for the institution of
such proceedings and is not
a party to or subject to the
provisions of any order, decree,
 or judgment of any court or
governmental body that materially and
adversely affects its business or
 its ability to consummate the
transactions contemplated herein.


	f)
The audited financial statements
of the Acquired Fund as of July
31 2010, and for the fiscal year
then ended have been prepared
in accordance with United States
generally accepted accounting
principles, and such statements
(copies of which have been
furnished to the Acquiring Fund)
 fairly reflect the financial
condition of the Acquired Fund as
 of such date, and there are no
known contingent liabilities of
the Acquired Fund as of such date
that are not disclosed in such
 statements.


	g)
The unaudited financial statements
 of the Acquired Fund as of January
 31, 2011, and for the six months
then ended have been
prepared in accordance with United
States generally accepted accounting
 principles, and such statements
(copies of which have
been furnished to the Acquiring Fund)
 fairly reflect the financial
condition of the Acquired Fund as
 of such date, and there are no
known contingent liabilities of
the Acquired Fund as of such date
 that are not disclosed in such
statements.


	h)
Since the date of the financial
statements referred to in paragraph
 (g) above, there have been no
 material adverse changes in the
Acquired Fund's financial
condition, assets, liabilities or
 business (other than changes
 occurring in the ordinary course of
business), or any incurrence by the
 Acquired Fund of indebtedness
 maturing more than one year from
the date such indebtedness
was incurred, except as




otherwise disclosed to and accepted
 by the Acquiring Fund. For the
purposes of this paragraph (h), a
decline in the net asset
value of the Acquired Fund shall
not constitute a material adverse
change.


	i)
As of the date hereof, except as
 previously disclosed to the
Acquiring Fund in writing, and
except as have been corrected as
required by applicable law, and
to the best of the Acquired Fund's
knowledge, there have been no
material miscalculations of the
net asset value of the Acquired Fund
or the net asset value per share of
any class of shares during the
twelve-month period
preceding the date hereof and preceding
the Closing Date, and all such
calculations have been made in
accordance with the
applicable provisions of the 1940 Act.


	j)
The minute books and other similar
records of the EquiTrust Fund as
made available to the Acquiring Fund
prior to the
execution of this Agreement contain a
true and complete record of all action
taken at all meetings and by all
written consents in
lieu of meetings of the shareholders
 of the Acquired Fund, the EquiTrust
Fund's Board of Directors and committees of the
EquiTrust Fund's Board of Directors.
The stock transfer ledgers and other
similar records of the Acquired Fund
as made
available to the Acquiring Fund prior
 to the execution of this Agreement,
 and as existing on the Closing Date,
accurately reflect
all record transfers prior to the
execution of this Agreement, or the
Closing Date, as applicable, in the
shares of the Acquired
Fund.


	k)
The EquiTrust Fund has maintained, or
 caused to be maintained on its behalf,
all books and records required of
a registered
investment company in compliance
with the requirements of Section 31
of the 1940 Act and rules thereunder.


	l)
All federal and other tax returns
 and reports of the Acquired Fund
 required by law to be filed,
have been filed, and all federal and
other taxes shown due on such
returns and reports have been paid,
or provision shall have been made
 for the payment thereof. To
the best of the Acquired Fund's
knowledge, no such return is
currently under audit, and no
assessment has been asserted with
respect to such returns.


	m)
All issued and outstanding shares
of the Acquired Fund are duly and
 validly issued and outstanding,
 fully paid and non-
assessable by the Acquired Fund.
All of the issued and outstanding
 shares of the Acquired Fund will,
at the time of the Closing
Date, be held by the persons and
 in the amounts set forth in the
records of the Acquired Fund's
transfer agent as provided in
paragraph 3.4. The Acquired Fund
has no outstanding options,
warrants, or other rights to
subscribe for or purchase any of
 the
Acquired Fund Shares, and has no
outstanding securities convertible
 into any of the Acquired Fund Shares.


	n)
At the Closing Date, the
Acquired Fund will have good
and marketable title to the
Acquired Fund's assets to be
transferred to the
Acquiring Fund pursuant to
paragraph 1.2, and full right,
power, and authority to sell,
 assign, transfer, and deliver
such assets
hereunder, free of any lien or
other encumbrance, except those
 liens or encumbrances to which
 the Acquiring Fund has received
notice, and, upon delivery and
payment for such assets, and the
filing of any articles,
certificates or other documents
under the
laws of the State of Maryland,
the Acquiring Fund will acquire
 good and marketable title,
 subject to no restrictions on
the full
transfer of such assets, other
than such restrictions as might
arise under the 1933 Act, and other
than as disclosed to and accepted
by the Acquiring Fund.


	o)
The execution, delivery and
 performance of this Agreement
have been duly authorized by all
necessary action on the part of the
Acquired Fund. Subject to approval
 by the Acquired Fund shareholders,
 this Agreement constitutes a valid
 and binding
obligation of the Acquired Fund,
enforceable in accordance with
its terms, subject as to enforcement,
to bankruptcy, insolvency,
reorganization, moratorium, and
other laws relating to or affecting
 creditors' rights and to general
equity principles.


	p)
The information to be furnished by
 the Acquired Fund for use in
no-action letters, applications
for orders, registration statements,
proxy materials, and other
documents that may be necessary
 in connection with the transactions
contemplated herein shall be
accurate and complete in all
material respects and shall comply
in all material respects with
federal securities and other
applicable laws and regulations.
	q)
From the effective date of the
 Registration Statement (as defined
in paragraph 5.7), through the
time of the meeting of the
Acquired Fund shareholders and on
 the Closing Date, any written
information furnished by the
EquiTrust Fund with respect to
the Acquired Fund for use in the
 Proxy Materials (as defined in
 paragraph 5.7), or any other
materials provided in connection
with the Reorganization, does not
 and will not contain any untrue
 statement of a material fact or
omit to state a material fact
required to be stated or necessary
 to make the statements, in light
of the circumstances under which such
 statements were made,
not misleading.


	r)
The Acquired Fund has qualified
and elected to be treated as a
"regulated investment company"
under the Code (a "RIC"), as of
and since its first taxable year
of operations; and qualifies and
 will continue to qualify as a
RIC under the Code for its taxable
year ending upon its liquidation.


	s)
No governmental consents, approvals,
authorizations or filings are
required under the 1933 Act, the
 Securities Exchange Act of
1934 (the "1934 Act"), the 1940
Act or Maryland law for the
 execution of this Agreement by
the EquiTrust Fund, for itself and
on behalf of the Acquired Fund,
except for the effectiveness of
the Registration Statement, and
 the filing of any articles,
certificates or other documents
 that may be required under
 Maryland law, and except for
such other consents, approvals,
authorizations and filings as
have been made or received,
and such consents, approvals,
authorizations and filings as
may be
required subsequent to the
 Closing Date, it being understood,
 however, that this Agreement and
 the transactions contemplated
herein must be approved by the
shareholders of the Acquired Fund
 as described in paragraph 5.2.
     4.2 REPRESENTATIONS OF THE
ACQUIRING FUND. The Federated
Trust, on behalf of the Acquiring
Fund, represents
and warrants to the EquiTrust
Fund, on behalf of the Acquired
Fund, as follows:



	a)
The Acquiring Fund is a separate
series of a business trust, duly
 organized, validly existing and
 in good standing under the laws
of the Commonwealth of Massachusetts.


	b)
The Federated Trust is registered
 as an open-end management
investment company under the
1940 Act, and the Federated
Trust's registration with the
Commission as an investment company
under the 1940 Act is in full
force and effect.


	c)
The current prospectus and
statement of additional
information of the Acquiring
 Fund conform in all material
respects to the
applicable requirements of the
1933 Act and the 1940 Act and
the rules and regulations
thereunder, and do not include any
untrue statement of a material
 fact or omit to state any
material fact required to be
stated or necessary to make such
 statements
therein, in light of the
 circumstances under which they
were made, not misleading.


	d)
The Acquiring Fund is not, and
 the execution, delivery and
performance of this Agreement
will not, result in a violation of the
Federated Trust's Declaration of
 Trust or By-Laws or of any
material agreement, indenture,
 instrument, contract, lease, or other
undertaking to which the Acquiring
 Fund is a party or by which it is bound.


	e)
Except as otherwise disclosed in writing
 to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the
Acquiring Fund or any of its
properties or assets, which, if
adversely determined, would
materially and adversely affect its
financial condition, the conduct
 of its business or the ability of
 the Acquiring Fund to carry out
the transactions contemplated by
this Agreement. The Acquiring Fund
 knows of no facts that might form
 the basis for the institution of
such proceedings and it is
not a party to or subject to the
provisions of any order, decree, or
 judgment of any court or
governmental body that materially
and adversely affects its
business or its ability to
 consummate the transaction
contemplated herein.


	f)
The financial statements of the
Acquiring Fund as of July 31,
2010 and for the fiscal year
then ended have been prepared in
accordance with United States
generally accepted accounting
principles, and such




statements (copies of which have
 been furnished to the Acquired
Funds) fairly reflect the
financial condition of the Acquiring
Fund as of such date, and there
are no known contingent liabilities
 of the Acquiring Fund as of such
 date that are not disclosed in
such statements.


	g)
The unaudited financial statements
of the Acquired Fund as of January
31, 2011, and for the six months
then ended have been
prepared in accordance with United
States generally accepted accounting
principles, and such statements
(copies of which have
been furnished to the Acquiring Fund)
fairly reflect the financial condition
 of the Acquired Fund as of such date,
 and there are no
known contingent liabilities of the
Acquired Fund as of such date that
are not disclosed in such statements.


	h)
Since the date of the financial
statements referred to in paragraph
(g) above, there have been no
material adverse changes in the
Acquiring Fund's financial condition,
assets, liabilities or business (other
than changes occurring in the ordinary
course of
business), or any incurrence by the
Acquiring Fund of indebtedness
maturing more than one year from
the date such
indebtedness was incurred, except as
 otherwise disclosed to and accepted
 by the Acquired Fund. For the purposes
of this
paragraph (h), a decline in the net
asset value of the Acquiring Fund shall
 not constitute a material adverse change.


	i)
All federal and other tax returns
and reports of the Acquiring Fund
required by law to be filed, have
been filed, and all federal
and other taxes shown due on such
returns and reports have been paid,
or provision shall have been made for
 the payment
thereof. To the best of the Acquiring
Fund's knowledge, no such return is
currently under audit, and no
assessment has been
asserted with respect to such returns.


	j)
All issued and outstanding Acquiring
Fund Shares are duly and validly issued
and outstanding, fully paid and
non-assessable by
the Acquiring Fund. The Acquiring Fund
 has no outstanding options, warrants,
or other rights to subscribe for or
 purchase any
Acquiring Fund Shares, and there are no
 outstanding securities convertible
into any Acquiring Fund Shares.


	k)
The execution, delivery and
 performance of this Agreement
 have been duly authorized by all
necessary action on the part of the
Acquiring Fund, and this Agreement
constitutes a valid and binding
obligation of the Acquiring Fund,
enforceable in accordance
with its terms, subject as to enforcement,
 to bankruptcy, insolvency,
reorganization, moratorium, and other
 laws relating to or
affecting creditors' rights and to
general equity principles.


	l)
Acquiring Fund Shares to be issued
 and delivered to the Acquired Fund
for the account of the Acquired Fund
Shareholders
pursuant to the terms of this
Agreement will, at the Closing Date,
 have been duly authorized. When so
 issued and delivered, such
shares will be duly and validly
issued Acquiring Fund Shares,
and will be fully paid and non-assessable.


	m)
The information to be furnished
by the Acquiring Fund for use in
no-action letters, registration
statements, proxy materials, and
other documents that may be
necessary in connection with the
transactions contemplated herein
shall be accurate and complete in
all material respects and shall
comply in all material respects
with federal securities and other
laws and regulations.


	n)
From the effective date of the
Registration Statement (as defined
 in paragraph 5.7), through the time
 of the meeting of the
Acquired Fund shareholders and on
the Closing Date, any written
information furnished by the
Federated Trust with respect to
the Acquiring Fund for use in the
 Proxy Materials (as defined in
paragraph 5.7), or any other
materials provided in connection
with the Reorganization, does not
 and will not contain any untrue
statement of a material fact or omit
 to state a material fact
required to be stated or necessary
to make the statements, in light of
the circumstances under which such
statements were made,
not misleading.


	o)
The Acquiring Fund has qualified and
elected to be treated as a RIC under
the Code as of and since its first
taxable year of
operations; and qualifies and shall
continue to qualify as a RIC under
 the Code for its current taxable year.



	p)
No governmental consents, approvals,
 authorizations or filings are
required under the 1933 Act, the
 1934 Act, the 1940 Act or
Massachusetts law for the execution
of this Agreement by the Federated
Trust, for itself and on behalf of
the Acquiring Fund, or
the performance of the Agreement by
the Federated Trust, for itself and
on behalf of the Acquiring Fund,
except for the
effectiveness of the Registration
Statement, and the filing of any
articles, certificates or other
documents that may be required
under Massachusetts law, and such
 other consents, approvals,
authorizations and filings as
have been made or received, and
except for such consents,
approvals, authorizations and
filings as may be required subsequent
 to the Closing Date.


	q)
The Acquiring Fund agrees to use
all reasonable efforts to obtain
 the approvals and authorizations
required by the 1933 Act, the
1940 Act, and any state Blue Sky or
 securities laws as it may deem
appropriate in order to continue
its operations after the
Closing Date.
ARTICLE V
COVENANTS OF THE ACQUIRING FUND
AND THE ACQUIRED FUND
     5.1 OPERATION IN ORDINARY
COURSE. The Acquiring Fund and the
Acquired Fund will each operate its
respective
business in the ordinary course
between the date of this Agreement
and the Closing Date, it being
understood that such ordinary
course of business will include
customary dividends and shareholder
 purchases and redemptions.
     5.2 APPROVAL OF SHAREHOLDERS.
 The EquiTrust Fund will call a
 special meeting of the
Acquired Fund shareholders to
consider and act upon this
Agreement and to take all other
 appropriate action necessary
to obtain approval of the
transactions
contemplated herein.
     5.3 INVESTMENT REPRESENTATION.
 The Acquired Fund covenants that the
Acquiring Fund Shares to be issued
pursuant
to this Agreement are not being
acquired for the purpose of making
any distribution, other than in
connection with the Reorganization
and in accordance with the terms of
 this Agreement.
     5.4 ADDITIONAL INFORMATION.
The Acquired Fund will assist the
Acquiring Fund in obtaining such
information as the
Acquiring Fund reasonably requests
concerning the beneficial
ownership of the Acquired Fund's
 shares.
     5.5 FURTHER ACTION. Subject
to the provisions of this Agreement,
 the Acquiring Fund and the Acquired
Fund will each take
or cause to be taken, all action,
and do or cause to be done, all
things reasonably necessary, proper
 or advisable to consummate and
make effective the transactions
contemplated by this Agreement,
including any actions required
to be taken after the Closing Date.
     5.6 STATEMENT OF EARNINGS AND
PROFITS. As promptly as practicable,
but in any case within sixty days
after the
Closing Date, the Acquired Fund
shall furnish the Acquiring Fund,
 in such form as is reasonably
satisfactory to the Acquiring
Fund, a
statement of the earnings and
profits of the Acquired Fund for
 federal income tax purposes
 that will be carried over by
the Acquiring
Fund as a result of Section 381
 of the Code, and which will
be certified by the EquiTrust
Fund's Treasurer.
     5.7 PREPARATION OF
REGISTRATION STATEMENT AND
SCHEDULE 14A PROXY STATEMENT.
 The Federated
Trust will prepare and file
with the Commission a registration
 statement on Form N-14 relating
to the Acquiring Fund Shares to be
issued to shareholders of the
Acquired Fund (the "Registration
Statement"). The Registration
Statement on Form N-14 shall include a
proxy statement and a prospectus
of the Acquiring Fund relating to
 the transaction contemplated by
 this Agreement. The Registration
Statement shall be in compliance
 with the 1933 Act, the 1934 Act
and the 1940 Act, as applicable.
Each party will provide the other
party with the materials and
information necessary to prepare the
registration statement on Form N-14
(the "Proxy Materials"), for
inclusion therein, in connection
 with the meeting of the Acquired
Fund's shareholders to consider the
 approval of this Agreement and
the transactions contemplated herein.

     5.8 On or before the Closing
Date, the Acquired Fund shall have
 declared and paid a dividend or
dividends which, together with
all previous such dividends, shall
have the effect of distributing to
its shareholders all of the Acquired
Fund's investment company
taxable income (computed without
regard to any deduction for dividends
 paid), if any, plus the excess, if
 any, of its interest income
excludible from gross income under
Section 103(a) of the Code over its
 deductions disallowed under
Sections 265 and 171(a)(2) of
the Code for all taxable periods or
 years ending on or before the
Closing Date, and all of its net
capital gains realized (after reduction
for any capital loss carry forward),
 if any, in all taxable periods or
years ending on or before the Closing
 Date.
     5.9 It is the intention of the
 parties that the transaction will
 qualify as a reorganization within
the meaning of Section 368(a) of
the Code. None of the Federated
Trust, EquiTrust, the Acquiring
Funds or the Acquired Fund shall
take any action or cause and action
to be taken (including, without
limitation, the filing of any tax
return) that is inconsistent with
such treatment or that results in the
failure of the transaction to qualify
as a reorganization within the meaning
of Section 368(a) of the Code. At or
prior to the Closing
Date, the parties to this Agreement
will take such reasonable action, or
cause such action to be taken, as is
reasonably necessary to
enable K&L Gates LLP to render the
tax opinion contemplated in this
Agreement.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS
OF THE ACQUIRED FUND
     The obligations of the Acquired
Fund to consummate the transactions
 provided for herein shall be
subject, at its election, to the
performance by the Acquiring Fund
of all the obligations to be
performed by the Acquiring Fund
pursuant to this Agreement on or
before the Closing Date, and, in
addition, subject to the following
conditions:
     All representations,
covenants, and warranties of the
 Acquiring Fund contained in this
Agreement shall be true and correct
 in all
material respects as of the date
hereof and as of the Closing Date,
with the same force and effect as
if made on and as of the Closing
Date. The Acquiring Fund shall have
 delivered to the Acquired Fund a
certificate executed in the
Acquiring Fund's name by the
Federated Trust's President
or Vice President and its Treasurer,
 in form and substance satisfactory
 to the Acquired Fund and dated as
of the Closing Date, to such effect
 and as to such other matters as
the Acquired Fund shall reasonably
request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS
OF THE ACQUIRING FUND
     The obligations of the
Acquiring Fund to consummate the
transactions provided for herein
shall be subject, at its election,
 to the
performance by the Acquired Fund
of all the obligations to be
performed by the Acquired Fund
pursuant to this Agreement, on or
before the Closing Date and, in
addition, shall be subject to the
 following conditions:
     All representations, covenants,
 and warranties of the Acquired Fund
contained in this Agreement shall be
 true and correct in all
material respects as of the date
hereof and as of the Closing Date,
with the same force and effect as
if made on and as of such Closing
Date. The Acquired Fund shall have
delivered to the Acquiring Fund on
such Closing Date a certificate
 executed in the Acquired
Fund's name by the EquiTrust Fund's
President or Vice President and the
 Treasurer, in form and substance
satisfactory to the
Acquiring Fund and dated as of such
Closing Date, to such effect and as
to such other matters as the
Acquiring Fund shall reasonably
request.

     The Acquired Fund shall
have delivered to the Acquiring
 Fund a statement of the Acquired
Fund's assets and liabilities, together
with a list of the Acquired Fund's
portfolio securities showing the tax
 costs of such securities by lot and
the holding periods of such
securities, as of the Closing Date,
 certified by the Treasurer of the
 EquiTrust Fund.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND
     If any of the conditions set
 forth below do not exist on or
before the Closing Date with
respect to the Acquired Fund or
the
Acquiring Fund, the other party
to this Agreement shall, at its
option, not be required to consummate
the transactions contemplated by
this Agreement:
     8.1 This Agreement and the
transactions contemplated herein,
with respect to the Acquired Fund,
 shall have been approved by
the requisite vote of the holders
of the outstanding shares of the
 Acquired Fund in accordance with
applicable law and the provisions
of the EquiTrust Fund's Articles of
 Incorporation and By-Laws.
Certified copies of the resolutions
evidencing such approval shall
have been delivered to the Acquiring
 Fund. Notwithstanding anything
herein to the contrary, neither the
Acquiring Fund nor the
Acquired Fund may waive the conditions
set forth in this paragraph 8.1.
     8.2 On the Closing Date, the
 Commission shall not have issued an
 unfavorable report under Section
25(b) of the 1940 Act, or
instituted any proceeding seeking to
 enjoin the consummation of the
transactions contemplated by this
Agreement under Section 25(c)
of the 1940 Act. Furthermore, no
action, suit or other proceeding
shall be threatened or pending
before any court or governmental
agency in which it is sought to
restrain or prohibit, or obtain
damages or other relief in connection
 with this Agreement or the
transactions contemplated herein.
     8.3 All required consents of
other parties and all other consents,
orders, and permits of federal,
state and local regulatory
authorities (including those of the
 Commission and of State securities
 authorities, including any necessary
 "no-action" positions and
exemptive orders from such federal
 and state authorities) to permit
consummation of the transactions
contemplated herein shall have
been obtained, except where failure
 to obtain any such consent, order,
 or permit would not involve a
risk of a material adverse effect
on the assets or properties of the
Acquiring Fund or the Acquired Fund,
 provided that either party hereto
may waive any such
conditions for itself.
     8.4 The Registration Statement
shall have become effective under the
 1933 Act, and no stop orders
suspending the effectiveness
thereof shall have been issued. To
 the best knowledge of the parties
to this Agreement, no investigation
or proceeding for that purpose
shall have been instituted or be pending,
 threatened or contemplated under
the 1933 Act.
     8.5 The parties shall have
received an opinion of K&L Gates
LLP to the effect that for federal
income tax purposes:



	a)
The transfer of substantially all
 of the Acquired Fund's assets to
the Acquiring Fund solely in
exchange for Acquiring Fund
Shares (followed by the distribution
 of Acquiring Fund Shares to the
Acquired Fund Shareholders in
dissolution and liquidation
of the Acquired Fund) will constitute
 a "reorganization" within the
meaning of Section 368(a) of the
Code, and the Acquiring
Fund and the Acquired Fund will
each be a "party to a reorganization"
 within the meaning of Section
368(b) of the Code.


	b)
No gain or loss will be recognized
 by the Acquiring Fund upon the
receipt of substantially all the
assets of the Acquired Fund
solely in exchange for Acquiring
Fund Shares.


	c)
No gain or loss will be recognized
by the Acquired Fund upon the
transfer of substantially all the
Acquired Fund's assets to the
Acquiring Fund solely in exchange
for Acquiring Fund Shares or upon
the distribution (whether actual
or constructive) of
Acquiring Fund Shares to Acquired
Fund Shareholders in exchange for
their Acquired Fund Shares.


	d)
No gain or loss will be recognized
by any Acquired Fund Shareholder
upon the exchange of its Acquired
Fund Shares for
Acquiring Fund Shares.



	e)
The aggregate basis of the Acquiring
Fund Shares received by each Acquired
Fund Shareholder pursuant to the
Reorganization
will be the same as the aggregate
 basis of the Acquired Fund Shares
 exchanged therefor. The holding
period of Acquiring Fund
Shares received by each Acquired
Fund Shareholder will include the
 period during which the Acquired
Fund Shares exchanged
therefor were held by such
shareholder, provided the Acquired
Fund Shares are held by such
shareholder as capital assets at the
time of the Reorganization.


	f)
The basis of the Acquired Fund's
 assets acquired by the Acquiring
Fund in the hands of the Acquiring
Fund will be the same as
the basis of such assets in the hands
 of the Acquired Fund immediately
prior to the Reorganization. The
holding period of the
assets of the Acquired Fund acquired
 by the Acquiring Fund in the hands
 of the Acquiring Fund will include
 the period during
which those assets were held by the
 Acquired Fund.



Such opinion shall be based on
customary assumptions and such
representations K&L Gates LLP
may reasonably request, and
the Acquired Fund and Acquiring
Fund will cooperate to make and
certify the accuracy of such
representations. The foregoing
opinion may state that no opinion
is expressed as to the effect of
the Reorganization on the
Acquiring Fund, the Acquired Fund
or any Acquired Fund Shareholder
 with respect to any asset as to
which unrealized gain or loss
is required to be recognized for
federal income tax purposes at
the end of a taxable year (or on
the termination or transfer thereof)
 under a mark-to-market system
of accounting. Notwithstanding
anything herein to the contrary,
neither the Acquiring Fund nor
 the Acquired Fund may waive
the conditions set forth in this
 paragraph 8.5.
ARTICLE IX
EXPENSES
     All fees and expenses
associated with the Acquiring
Fund's and Acquired Fund's
participation in the Reorganization
contemplated in this Agreement will
 be paid by Federated Investment
Management Company, EquiTrust
Investment Management
Services, Inc. and/or their
affiliates, as agreed separately
 among them. Reorganization expenses
 include, without limitation:
(a) expenses associated with the
preparation and filing of the Proxy
Materials; (b) postage; (c)
printing; (d) accounting fees;
(e) legal
fees incurred by each Fund; (f)
solicitation costs of the
transaction; (g) fees and expenses
 incurred by the EquiTrust Fund's
 Trustees in
connection with any special
Board meetings held in
 contemplation of the Reorganizations;
(h) tail insurance coverage for the
EquiTrust Fund's Directors; and (i)
 other related administrative or
operational costs. Notwithstanding
the foregoing, fees and expenses
shall in any event be paid by the
party directly incurring such fees
and expenses if and to the extent
that the payment of such fees and
expenses by Federated Investment
Management Company, EquiTrust
Investment
Management Services, Inc. and/or
their affiliates
would result in disqualification
of such party as a RIC.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF
WARRANTIES
     10.1 The Federated Trust,
 on behalf of the Acquiring Fund,
 and the EquiTrust Fund, on behalf
 of the Acquired Fund, agree that
neither party has made to the other
party any representation, warranty
and/or covenant not set forth herein,
and that this Agreement
constitutes the entire agreement between
 the parties.
     10.2 Except as specified in the
next sentence set forth in this paragraph
 10.2, the representations, warranties,
 and covenants
contained in this Agreement or in any
document delivered pursuant to or in
connection with this Agreement, shall
not survive the
consummation of the transactions
contemplated hereunder. The covenants
to be performed after the Closing Date,
 shall continue in
effect beyond the consummation of the
transactions contemplated hereunder.

ARTICLE XI
TERMINATION
     This Agreement may be terminated
by the mutual agreement of the Federated
Trust and the EquiTrust Fund.
In addition, either
the Federated Trust or the EquiTrust
Fund may at its option terminate this
 Agreement at or before the
Closing Date due to:



	a)
a breach by the other of any
representation, warranty, or
agreement contained herein to be
performed at or before the Closing
Date, if not cured within 30 days;


	b)
a condition herein expressed to be
precedent to the obligations of the
 terminating party that has not been
 met and it reasonably
appears that it will not or cannot
be met; or


	c)
a determination by a party's Board,
 as appropriate, that the consummation
of the transactions contemplated
herein is not in the
best interest of the EquiTrust Fund
or the Federated Trust, respectively,
 and notice given to the other
party hereto.
     In the event of any such
termination, in the absence of
 willful default, there shall be
 no liability for damages on the
part of any
of the Acquiring Fund, the
Acquired Fund, the Federated Trust,
the EquiTrust Fund, or their
respective Trustees, Directors or officers, to the other party or its Trustees
, Directors or officers.
ARTICLE XII
AMENDMENTS
     This Agreement may be amended,
modified, or supplemented in such
 manner as may be mutually agreed
upon in writing by the
officers of the EquiTrust Fund and
 the Federated Trust as specifically
 authorized by their respective
Boards; provided, however, that
following the meeting of the
Acquired Fund shareholders
called by the Acquired Fund
pursuant to paragraph 5.2 of
 this Agreement,
no such amendment may have the
 effect of changing the
provisions for determining the
number of Acquiring Fund Shares
 to be issued
to the Acquired Fund shareholders
under this Agreement to the
detriment of such shareholders
without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING
LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
     The Article and paragraph
headings contained in this Agreement
are for reference purposes only
and shall not affect in any way
the meaning or interpretation of
this Agreement.
     This Agreement may be executed
 in any number of counterparts,
 each of which shall be deemed an
 original.
     This Agreement shall be
governed by and construed in
accordance with the laws of the
Commonwealth of Pennsylvania.
     This Agreement shall bind
and inure to the benefit of the
parties hereto and their respective
 successors and assigns, but, except
as provided in this paragraph,
no assignment or transfer hereof
or of any rights or obligations
hereunder shall be made by any party
without the written consent of
the other party. Nothing herein
expressed or implied is intended
or shall be construed to confer
 upon or
give any person, firm, or
corporation, other than the
parties hereto and their
respective successors and
assigns, any rights or remedies
under or by reason of this
Agreement.

     It is expressly agreed
that the obligations of the
Acquiring Fund hereunder
shall not be binding upon any
 of the Trustees,
shareholders, nominees,
officers, agents, or employees
of the Federated Trust
 personally, but shall bind only
the Federated Trust
property of the Acquiring Fund,
as provided in the Declaration of
Trust of the Federated Trust. The
execution and delivery of this
Agreement have been authorized by
the Trustees of the Federated
Trust on behalf of the Acquiring
 Fund and signed by authorized
officers of the Federated Trust,
 acting as such. Neither the
authorization by such Trustees
 nor the execution and delivery
by such
officers shall be deemed to have
been made by any of them
individually or to impose any
liability on any of them personally,
 but shall
bind only the Federated Trust
property of the Acquiring Fund
as provided in the Federated
Trust's Declaration of Trust.
     It is expressly agreed that
 the obligations of the Acquired
 Fund hereunder shall not be
 binding upon any of the Directors,
shareholders, nominees, officers,
 agents, or employees of the
 EquiTrust Fund personally, but
shall bind only the property of the
Acquired Fund, as provided in the
 Articles of Incorporation of the
EquiTrust Fund. The execution and
 delivery of this Agreement have
been authorized by the Directors
of the EquiTrust Fund on behalf
of the Acquired Fund and signed
by authorized officers of the
EquiTrust Fund, acting as such.
Neither the authorization by such
 Directors nor the execution and
delivery by such officers shall be
deemed to have been made by any of
them individually or to impose any
liability on any of them personally,
 but shall bind only the
property of the Acquired Fund as
 provided in the EquiTrust Fund's
Articles of Incorporation.



IN WITNESS WHEREOF, the parties
have duly executed this Agreement,
 all as of the date first written
 above.


INTERMEDIATE MUNICIPAL TRUST
on behalf of its portfolio,
Federated Intermediate Municipal
 Trust



[Signature], [Title]

EQUITRUST SERIES FUND, INC.
on behalf of its portfolio,
Managed Portfolio



[Signature], [Title]